================================================================================
NOTICE OF GRANT OF STOCK OPTIONS                        COGNIZANT CORPORATION
AND OPTION AGREEMENT
                                                        ID: ###-##-####
                                                        200 Nyala Farms
                                                        Westport, CT  06880

--------------------------------------------------------------------------------

NAME                                         PLAN:



================================================================================

Effective 11/15/96, you have been granted a Non-Qualified Stock Option to buy _____ shares of Cognizant Corporation (the Company) stock at $33.3750 per share.

The total option price of the shares granted is ________.

Shares in each period will become fully vested on the date shown.

        Number of Shares    Vest Type     Full Vest   Expiration Date
        ----------------  -------------  -----------  ---------------
                           On Vest Date    11/15/97       11/14/06
                           On Vest Date    11/15/98       11/14/06
                           On Vest Date    11/15/99       11/14/06
                           On Vest Date    11/15/00       11/14/06
                           On Vest Date    11/15/01       11/14/06
                           On Vest Date    11/15/02       11/14/06

--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Key Employees Stock Incentive Plan and the Plan Prospectus, all of which are attached and made part of this document.

================================================================================


___________________________________________        _____________________________
Cognizant Corporation                              Date


___________________________________________        _____________________________
Name                                               Date

================================================================================
NOTICE OF GRANT OF STOCK OPTIONS                        COGNIZANT CORPORATION
AND OPTION AGREEMENT
                                                        ID: 06-1450569
                                                        200 Nyala Farms
                                                        Westport, CT  06880

--------------------------------------------------------------------------------

NAME                                         PLAN:



================================================================================

Effective 11/15/96, you have been granted a Non-Qualified Stock Option to buy _______ shares of Cognizant Corporation (the Company) stock at $33.3750 per share.

The total option price of the shares granted is ________.

Shares in each period will become fully vested on the date shown.

        Number of Shares    Vest Type     Full Vest   Expiration Date
        ----------------  -------------  -----------  ---------------
                           On Vest Date    11/15/97       11/14/06
                           On Vest Date    11/15/98       11/14/06
                           On Vest Date    11/15/99       11/14/06
                           On Vest Date    11/15/00       11/14/06
                           On Vest Date    11/15/01       11/14/06
                           On Vest Date    11/15/02       11/14/06

Notwithstanding anything to the contrary in this Award Agreement, upon the occurrence of a "Change in Control" (as such term is defined in the change-in control agreement entered into by the Participant and the Company), then all unvested options will become immediately exercisable.

--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Key Employees Stock Incentive Plan and the Plan Prospectus, all of which are attached and made part of this document.

================================================================================


___________________________________________        _____________________________
Cognizant Corporation                              Date


___________________________________________        _____________________________
Name                                             Date

================================================================================
NOTICE OF GRANT OF STOCK OPTIONS                        COGNIZANT CORPORATION
AND OPTION AGREEMENT
                                                        ID: 06-1450569
                                                        200 Nyala Farms
                                                        Westport, CT  06880

--------------------------------------------------------------------------------

NAME                                         PLAN:



================================================================================

Effective 11/15/96, you have been granted a Non-Qualified Stock Option to buy ______ shares of Cognizant Corporation (the Company) stock at $33.3750 per share.

The total option price of the shares granted is _________.

Shares in each period will become fully vested on the date shown.

        Number of Shares    Vest Type     Full Vest   Expiration Date
        ----------------  -------------  -----------  ---------------
                           On Vest Date    11/15/97       11/14/06
                           On Vest Date    11/15/98       11/14/06
                           On Vest Date    11/15/99       11/14/06
                           On Vest Date    11/15/00       11/14/06
                           On Vest Date    11/15/01       11/14/06
                           On Vest Date    11/15/02       11/14/06

Notwithstanding anything to the contrary in this Award Agreement, upon the occurrence of a "Change in Control" (as such term is defined in the change-in control agreement entered into by the Participant and the Company), then all unvested options will become immediately exercisable.

You have the right to elect to reduce the number of shares you receive upon exercise of an option by the amount necessary to satisfy your withholding tax obligation.


--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Key Employees Stock Incentive Plan and the Plan Prospectus, all of which are attached and made part of this document.

================================================================================


___________________________________________        _____________________________
Cognizant Corporation                              Date


___________________________________________        _____________________________
Name                                               Date

================================================================================
NOTICE OF GRANT OF REPLACEMENT                          COGNIZANT CORPORATION
OPTIONS AND OPTION AGREEMENT
                                                        ID: 06-1450569
                                                        200 Nyala Farms
                                                        Westport, CT  06880

--------------------------------------------------------------------------------

NAME



================================================================================

Effective 11/01/96, you have been granted a replacement stock option under the 1996 Cognizant Corporation Replacement Plan for Certain Employees Holding The Dun & Bradstreet Corporation Equity-Based Awards (the "Plan") to purchase the number of shares of the Company's common stock that are set forth in the attached statement (the "Statement") prior to the expiration date(s) set forth in the Statement at the option price(s) per share set forth in the Statement.

--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Incentive Plan(s) and the Plan Prospectus, all of which are attached and made a part of this document.

================================================================================


___________________________________________        _____________________________
Cognizant Corporation                              Date


___________________________________________        _____________________________
Name                                               Date

================================================================================
NOTICE OF GRANT OF REPLACEMENT                          COGNIZANT CORPORATION
OPTIONS AND OPTION AGREEMENT
                                                        ID: 06-1450569
                                                        200 Nyala Farms
                                                        Westport, CT  06880

--------------------------------------------------------------------------------

NAME



================================================================================

Effective 11/01/96, you have been granted a replacement stock option under the 1996 Cognizant Corporation Replacement Plan for Certain Employees Holding The Dun & Bradstreet Corporation Equity-Based Awards (the "Plan") to purchase the number of shares of the Company's common stock that are set forth in the attached statement (the "Statement") prior to the expiration date(s) set forth in the Statement at the option price(s) per share set forth in the Statement.

Notwithstanding anything to the contrary in this Award Agreement, upon the occurrence of a "Change in Control" (as such term is defined in the change-in control agreement entered into by the Participant and the Company), then all unvested options will become immediately exercisable.

--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Incentive Plan(s) and the Plan Prospectus, all of which are attached and made a part of this document.

================================================================================


___________________________________________        _____________________________
Cognizant Corporation                              Date


___________________________________________        _____________________________
Name                                               Date

================================================================================
NOTICE OF GRANT OF REPLACEMENT                          COGNIZANT CORPORATION
OPTIONS AND OPTION AGREEMENT
                                                        ID: 06-1450569
                                                        200 Nyala Farms
                                                        Westport, CT  06880

--------------------------------------------------------------------------------

NAME



================================================================================

Effective 11/01/96, you have been granted a replacement stock option under the 1996 Cognizant Corporation Replacement Plan for Certain Employees Holding The Dun & Bradstreet Corporation Equity-Based Awards (the "Plan") to purchase the number of shares of the Company's common stock that are set forth in the attached statement (the "Statement") prior to the expiration date(s) set forth in the Statement at the option price(s) per share set forth in the Statement.

Notwithstanding anything to the contrary in this Award Agreement, upon the occurrence of a "Change in Control" (as such term is defined in the change-in control agreement entered into by the Participant and the Company), then all unvested options will become immediately exercisable.

You have the right to elect to reduce the number of shares you receive upon exercise of an option by the amount necessary to satisfy your withholding tax obligation.

--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Incentive Plan(s) and the Plan Prospectus, all of which are attached and made a part of this document.

================================================================================


___________________________________________        _____________________________
Cognizant Corporation                              Date


___________________________________________        _____________________________
Name                                               Date